Exhibit 10.12

         May 18, 1995

Michael R. Jorgensen
1906 Hockley Drive
Hingham, MA  02043

Dear Mike:

         Reference is made to the letter agreement between you and the undersigned dated July 26, 1994 (the "Agreement") relating to payments to you in the event of a change of control of Ground Round Restaurants, Inc.

         Effective as of the date HM Holdings, Inc. transfers its stock ownership in the corporation to U.S. Industries, Inc., Section 3(b) of the Agreement shall be amended as follows: the words "HM Holdings, Inc." shall be replaced by the words "U.S. Industries, Inc." and the word "HMH" shall be replaced by the word "USI".

         Except as hereby amended, the Agreement shall continue in full force and effect.

         If you are in agreement with the foregoing, please so indicate by signing and returning to the corporation the enclosed copy of this letter whereupon this letter shall constitute a binding agreement under seal between you and the corporation.

                   Very truly yours,

                   GROUND ROUND RESTAURANTS, INC.

                   By:
                      ---------------------------

AGREED:

/s/ Michael R. Jorgensen
------------------------
Michael R. Jorgensen